PLANET MICROCAP SHOWCASE
WEDNESDAY, MAY 1, 2019

DATA 443

OTC: LDSR

Safe Harbor Statement

The statements contained in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursuant,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. The statements in this press release that are not historical statements, including statements regarding LandStar’s plans, objectives, future opportunities for LandStar’s services, future financial performance and operating results and any other statements regarding LandStar’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts, are forward-looking statements within the meaning of the federal securities laws. These statements are not guarantees of future performance and are subject to numerous risks, uncertainties, and assumptions, many of which are beyond LandStar’s control, and which could cause actual results to differ materially from the results expressed or implied by the statements. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict, and include, without limitation, results of litigation, settlements and investigations; actions by third parties, including governmental agencies; volatility in customer spending; global economic conditions; ability to hire and retain personnel; loss of, or reduction in business with, key customers; difficulty with growth and integration of acquisitions; product liability; cybersecurity risk; and, anti-takeover measures in our charter documents. These and other important risk factors are described more fully in our reports and other documents filed with the Securities and Exchange Commission (“the SEC”), including under “Part I, Item 1A. Risk Factors”, in our Registration Statement on Form 10 filed with the SEC on January 11, 2019.

Any forward-looking statement is made only as of the date of which such statement is made. Except as otherwise required by applicable law, we undertake no obligation to publicly update or revise any forward-looking statements, whether because of new information, future events, or otherwise.

Data443™, ClassiDocs™ and ARALOC™ are registered trademarks of Data443 Risk Mitigation, Inc.

All product names, trademarks and registered trademarks are property of their respective owners. All company, product and service names used in this website are for identification purposes only. Use of these names, trademarks and brands does not imply endorsement.
All other trademarks cited herein are the property of their respective owners.

Mission Statement

Data443 is on target to roll up a full suite of security products under one umbrella that will allow companies of any size to easily handle any and all security risks that their organization may face. A one stop shop for ALL THINGS DATA SECURITY.

Data443 Overview

- Data443 enables secure data – across local devices, network, cloud, and databases – at rest and in flight.
- ClassiDocs™, our award-winning data classification and governance technology, speeds ease of use and compliance-policy conformance without training.
- Through accretive acquisitions, Data443 delivers a platform of services that entail classification, discovery, governance, GDPR compliance, and DSAR management coupled with DLP, CASB, SIEM, and cloud solutions to provide governance-enabled, up-to-date security for every data point, every time.

Data443 Global Partnerships

- Established strategic services partnerships with leading organizations such as:
  - TEKSystems
  - Online Business Systems
  - Head Technology
  - Halodata
  - Caretower
  - and others
- Established sales partnerships with 15+ firms, covering nearly every continent
  Coverage in 40+ countries
- Privacy, Governance requirements & frustration with existing partnerships driving change
- Rapid time to customer value differentiator value
- Continued major focus for 2019



ALL THINGS DATA SECURITY

Recent Business Highlights

- Launched and supported the Ripple XRP framework – later named to the highly coveted Unique Node List
- Rolled out the industry's first Blockchain Data Classification & Sensitivity Monitoring platform
- Introduced the industry's first online purchasing platform for Data Governance and Classification product capabilities
- Introduced the industry's first SaaS-based delivery of Data Governance and Classification capabilities – enabling a new implementation to be completed in minutes – instead of months

Recent Business Highlights (cont.)

- Released 5 new versions of ClassiDocs™, 6 releases of the WP GDPR Framework with updates and enhancements slated this quarter for ARALOC™ and ArcMail
- Established strategic platform partnerships including co-development and marketing activities with global name brands such as: CyberArk, Citrix Systems, Ripple
- Successfully completed significant Third-Party Cyber Risk assessment on behalf of a major global ARALOC client. Assessment will be leveraged for other client organizations as a net benefit to facilitate their risk requirements, accelerating product acquisition and deployment

Recent Business Highlights (cont.)

- Advanced the development of our social media privacy services capabilities and expansion of our beta program, with a planned complete launch in 2019 – Facebook being the first network
- Launched Data443™ Privacy Manager, a CCPA compliance management solution that integrates a growing library of privacy laws expected to be enacted throughout California and the United States

Blueprint for Growth

- Cost of customer acquisition major focus for acquisitions
  - 1-100/th the cost of developing customer relationships & procurement paths
- Organic growth through growing scale of partnership relationships
- Accretive acquisitions help in gaining market share through new acquisitions, expand product and solution platform
- Aggressive cross-selling across new customer base

Blueprint for Growth (cont.)

- High level organizational plan to achieve growth:
  - Marketing Plan includes Analyst Relations, Inbound Marketing, Cross-Marketing between acquisition client lists & segment
  - Sales plan includes focus on "Cloud Monthly Recurring Revenue" based priority focus, cross-selling between acquisition clients', inside sales team based in North Carolina

The Market Opportunity

- The Data Security portion of the Cybersecurity Market is expected to reach between $15B and $30B by 2022 globally. This could equate to a Compounded Annual Growth Rate (CAGR) above 17%.

- Our current data security products provide:
  - eDiscovery of Data
  - Data Classification and Management
  - Data Governance

Market Opportunities - WordPress

- Acquired leading WordPress GDPR solution: **The WordPress GDPR Framework**
  - Open source software - WordPress powers over 20,000,000 organizations using it for their primary corporate website
- The WordPress GDPR Framework delivers easy-to-use tools that help organizations speed GDPR, CCPA, LGPD and other data privacy compliance requirements
- Recently reached milestone of over 100,000 downloads, over 10,000 active installations
- ClassiDocs integration recently released – exposing 10,000 webmasters and security analysts to the product

Market Opportunities – HIPPA & Cannabis

- Personal Privacy Compliance: Medical Marijuana
  - Currently in use in a large provincial government in Canada
  - Will be available in the US to approved and soon-to-be approved jurisdictions
- Will be extended to HIPAA-related fields that include patient privacy outside of the facility
- Ensures record privacy is compliant with local and federal laws, while allowing users to control and manage their own information
- Extensions to ARALOC, ClassiDocs and others to come

Market Opportunities – Facebook & Other Social Media

- Plug-in personal-use version ClassiDocs
- Enables users to discover and assess the personal data on their Facebook accounts (similar to a computer anti-virus scan)
- Facebook users will receive a detailed report of all sensitive data posted to their accounts
  - Users can take control and remove or better secure their personal data
- Allows for building the Data443 brand to a consumer audience

Acquisition Strategy

- Strong execution in 2018 – acceleration in 2019
- Centered around Data Protection, Data Distribution, Data Security
- Strong existing customer base & Product Roadmap
- Existing market traction for several years – Customer validation via revenues
- Cloud Offering is existing, or soon to be launched
- Founder/CEO looking to realize real potential of product line with larger team

Acquisition Strategy (cont.)

- Simple terms for deals
- Minimal product & ‘corporate’ overlap – rationalize where appropriate
- Minimum 1 strong core competency outside of product (sales, marketing, analyst relations, major vendor partnerships, etc.)
  - $1-5MM Gross Revenues - With Large/Growing MRR
  - EBITDA with above average margins exceeding 65%

Data443 Near-Term Product Pipeline



DATA 443
CLASSIFY & GOVERN
ClassiDocs™
COMMUNICATE & REMEDIATE
GDPR Framework
IDENTIFY & GOVERN
theAccess hub
DISTRIBUTE & SECURE
ARALOC™
MANAGE CONSENT
TBA
MAP & TRACK
TBA
DEVICE PROTECTION
TBA
HIPAA & RELATED
TBA
OPTIMIZE & RETAIN
TBA
GLOBAL PRIVACY COMPLIANCE
TBA

Accretive Acquisition

ARALOC

Secure Content Distribution
araloc.com

- ARALOC is a multi-purpose content management platform with an emphasis on protecting proprietary assets and intellectual property. Offered as a SaaS solution, ARALOC boasts Microsoft Azure cloud storage and automatic system updates for rapid, scalable deployment. In addition, this centralized access supports content distribution for every department of enterprise organizations over a number of integrated modules. ARALOC's Board Management software ensures the sharing of sensitive board-level materials is shielded via encryption, while Agenda Builder and Board Roster tools aid meeting planning and member communications.

ARALOC Renewals

- Secured ARALOC contract renewals:
  - A large customer based in the education sector
  - A global private investment management firm that manages billions of dollars in assets
  - WellStar Health System
  - FleetPride, Inc.
  - Southern States Cooperative
  - Boston University
  - The Miami Dolphins of the National Football League

ALL THINGS DATA SECURITY

ArcMail Global Exclusive

ArcMail is a leading provider of simple, secure and cost-effective email and enterprise archiving and management solutions.

Honored with the Network Products Guide Product Innovation Award, ArcMail was founded to help companies and public sector organizations implement effective email archiving programs, boost email server performance and satisfy regulatory requirements.

With the rapid growth of email usage, ArcMail addresses a need for simple, secure email archiving that is affordable for small businesses yet robust enough to handle the demands of enterprise companies and government entities.

ArcMail's solution, the Defender is the best email archiving solution for organizations with anywhere from 5 to 50,000+ mailboxes across a broad section of industries. ArcMail has also been listed by leading business analyst companies who report on email archiving appliance vendors.


ArcMail
Provides
Peace of
Mind
Simplifying the way your
Organization Archives

ArcMail Developments

- Secured ArcMail contract renewals, including one with a major hospital and operator of family medical clinics
- Secured new ArcMail appliance and Cloud-based Archiving & eDiscovery product sales, including a mid-west municipality and an east-coast major k-12 educational institution
- Launched Data443 Hybrid Cloud ArcMail Archiving Services
- Continued expansion of ArcMail's on-premises 'Scale as you need it' offering
- All Renewal customers will be offered access to this new program
- On premise capabilities gives a launch platform for more hosted offerings
- Quick to Scale, deliver = faster deal closes and MRR

Customer Target Markets

- Our current target markets are those organizations that do business in or operate from the EU and are responsible for GDPR/Privacy compliance.
- $50M to $1B in Revenue
- >200 Staff
- Banking, Insurance, Hedge Funds & Healthcare
- EU Government & EU Quangos
- Services Organizations, such as Marketing & IT

Data443 At A Glance

Stock Symbol	LDSR
Exchange	OTC PK
Shares Outstanding (4/12/19)	6,282,678,714
52 Week High/Low	$0.0237 - $0.0001
Stock Price (4/25/19)	$0.0022
Market Capitalization	$13.8 million
Average Volume (30 Days)	24.3 million
Fiscal Year-End	December 31

Update on Corporate Actions

- 4+ additional accretive acquisitions in the pipeline for 2019
- Fully reporting company with the SEC
- Completed 2016, 2017, 2018 audits and filings
- Business opportunity partnership with IronClad Encryption (IRNC)
- Completed shareholder-favorable renegotiation of major debt components, achieving more favorable terms for the company

ALL THINGS DATA SECURITY

Update on Corporate Actions (cont.)

- Terminated existing equity purchase agreement, resulting in the cancellation of $100,000 of common shares which were to be issued, and reduced derivative liabilities by over $1,500,000 due to the related termination of the embedded beneficial conversion feature
- Opened new headquarters office in Research Triangle Park, North Carolina
- OTC Markets – “Shell” status removed – became a fully reporting company, subject to the reporting requirements of the Securities and Exchange Commission
- Generated and reported initial revenues in the fourth quarter of 2018

Our Executive Team



Jason Remillard- CEO & Founder

- Security and technology expert
- More than 25 years of experience pioneering technology solutions for startups and fortune 500 companies.
- Served as VP of Security Architecture at Deutsche Bank
- Product manager with Dell software (formerly Quest software) leading the development of the enterprise identity and access management portfolio
- Founding member of the Blockchain Executive Group

Our Executive Team

Robert Mercer – Head of Sales



- Track record of consistent business growth with tremendous global experience for over 20 years.
- In public companies drove double digit growth as Chief Sales and Marketing Office at 3P Learning, Senior Vice President Global Sales, Enterprise and Education at Rosetta Stone (SaaS).
- Was Vice President and General Manager of SAS Institute's Latin American and Caribbean Division where it was the fastest growing division for his 4 years and Vice President and General Manager at ProQuest for their SaaS business.

Our Executive Team



Steven Dawson - Chief Financial Officer

- Served as Senior Vice President of Global Finance for Vinventions, LLC, a private-equity backed worldwide manufacturer of wine closures
- Served as the Corporate Controller for Charles & Colvard, Ltd (Nasdaq: CTHR)., a manufacturer of gemstones and jewelry, along with several other finance leadership positions with publicly-traded companies earlier in his career
- Ten years of experience in public accounting, including the last five years with his own firm, Corporate Improvement Group, LLC

Why Invest in Data443?

- Achieving economies of scale with ARALOC, ArcMail acquisitions
- Four (4) additional acquisitions in the pipeline
- Deep roster of industry partners provides greater exposure for our services
  - Revenue and cash flow generation have commenced in Q4 with room for expansion as acquisitions come on board
- Stronger macro-environment – greater urgency for data security, compliance and classification (GDPR, CCPD)

THANK YOU!

Data443 Risk Mitigation
919-858-6542
101 J Morris Commons Lane
Suite 105
Morrisville, NC 27560
ir@data443.com

Please Contact:
Investor Relations
Matthew Abenante
Porter, LeVay & Rose
212-564-4700
data443@plrinvest.com

facebook.com/DATA443
linkedin.com/company/DATA433
@DATA442

Question & Answer Session

INFOSEC AWARDS
FINALIST
CYBER DEFENSE MAGAZINE
2018

DATA 443

Award Winner in these Categories

CYBER SECURITY EXCELLENCE AWARDS
★ WINNER ★
2019

→ Fastest Growing Cybersecurity Company
[GOLD]

→ Board Management Software
[GOLD]

→ Data Governance
[GOLD]

→ CCPA Compliance
[GOLD]

→ GDPR Compliance
[GOLD]